Investor Presentation September 2012 FTI Consulting Exhibit 99.1

Cautionary Note About Forward-Looking Statements
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This presentation includes "forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,”
“expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and in the Company's other filings with the Securities and Exchange Commission, including the risks set forth under “Risks Related to Our
Business Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward-
looking statements to conform such statements to actual results or events and do not intend to do so.

FTI Consulting Overview
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Balanced set of services to meet its client’s needs at all points throughout the economic cycle
Expertise and scale advantage
Largest provider of consulting services in bankruptcies, disputes, investigations, crises and issues involving compliance and political risk
Geographic footprint is a competitive advantage in serving clients, giving FTI
Consulting access to key markets around the globe as capital migrates
Capital deployment focused on value-enhancing initiatives
Healthy balance sheet and consistent cash flows
FTI Consulting is a global business advisory firm dedicated to helping organizations protect and enhance their enterprise value in an increasingly complex legal, regulatory and economic environment

Today FTI Consulting is an advisor to 93 of the world’s top 100 law firms, 64 of the world’s 100 largest companies and 9 of the world’s top 10 bank holding companies
Critical Thinking At The Critical Time™
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Corporate Finance/Restructuring is the world leader in restructuring and crisis management
#1 Crisis Management Firm in The Deal Pipeline’s League Tables of Crisis Management Firms
Economic Consulting is unmatched in reputation and expertise
Named Global Competition Review’s Leading Antitrust Economics Firm
Named Global Competition Review’s 20 Best Economics Firms in the World
Forensic and Litigation Consulting is a pioneer of visual support in the courtroom and the global leader in commercial arbitration
#1 on Who’s Who Legal List of Most Highly Regarded Firms for Commercial Arbitration
Technology is the industry leader in E-discovery software
Member of the "Leaders" Quadrant in Gartner's "Magic Quadrant for E-Discovery Software" Report
Ringtail® 8.2 E-discovery Software Named to KMWorld magazine's Trend-Setting Products List
Strategic Communications is the global leader in strategic business communications
#1 Communications Advisor in mergermarket League Tables of PR Advisers to Global M&A by
Volume
#1 Communications Advisor in mergermarket League Tables of PR Advisors to M&A by Volume in Asia-
Pacific, Europe and the United Kingdom

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FTI Consulting has a balanced portfolio of pro-cyclical and counter-cyclical global businesses that offer event-driven services and solutions
Global Business with Diverse Event-Driven Offering
United States
Rest of World
2Q12 Segment Revenues
2Q12 Geographic Revenues
Corporate Finance/Restructuring
Economic Consulting
Forensic and Litigation Consulting
Technology
Strategic Communications
28%
23%
12%
25%
12%
26%
74%
Corporate Finance/Restructuring
Bankruptcy support services
Private equity
Performance improvement
Economic Consulting
Antitrust & competition economics
Securities litigation & risk management
Intellectual property
International arbitration
Labor & employment
Public policy
Regulated industries
Business valuation
Forensic and Litigation Consulting
Forensic accounting &  advisory services
Global risk & investigations practice
Compliance, monitoring & receivership
Intellectual property
Dispute advisory services
Trial services
Financial & enterprise data analytics
Technology
Computer forensics & investigations
Discovery consulting
E-discovery software & services
Strategic Communications
Financial communications
Corporate communications
Strategy consulting & research
Crisis communications
Public affairs
Creative engagement
Restructuring/turnaround services
Transaction advisory services
Interim management
Investment banking

Today’s macroeconomic and consulting industry backdrop has created unique opportunities and competitive advantages for FTI Consulting
Current Macroeconomic & Industry Opportunities
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Macroeconomic Backdrop Opportunities
FTI Consulting has outperformed peers in a strong economy as well as in a down economy
Regulation and investigations are becoming increasingly more complex and global; this will drive FTI Consulting’s business as these larger scale engagements will require global consultants with deep litigation and investigation knowledge
Industry Backdrop Opportunities
Industry consolidation is very healthy for the market and FTI Consulting
Industry consolidation has allowed FTI Consulting to move from a middle sized firm to a global player
Expect industry consolidation to continue for both structural and strategic reasons
Consolidation will rationalize competition and standardize how people think about
FTI Consulting’s products
LIBOR probe
FCPA investigations
Whistleblowing cases
Probes of trading losses

The “One Brand” initiative has enhanced FTI Consulting’s ability to bring our consulting services to the market in a more powerful and consistent manner
The Globalization of FTI Consulting
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The increasingly aggressive regulatory and enforcement environment will bode very well for large consulting firms with global reach and reputations like FTI Consulting
Every geographic region is focused on expanding its presence and offering:
Key geographies: Asia-Pacific, Europe, Middle East & Africa and Latin America
1H12 Revenues
Asia Pacific EMEA Latin America
1%
1H12 Y/Y Revenue Growth
50%
8%
74%
26%
United States
Rest of World
1H12 Revenue Growth
0%
5%
15%
20%
25%
30%
35%
40%
45%
50%
10%

FTI Consulting Industry Initiatives
FTI Consulting’s industry practices expand the scope of our services to better fit the unique demands of each industry, leveraging our resources - people and capabilities - and ultimately improving segment profitability
Industry groups identify key industry trends that will drive demand for FTI Consulting’s services, ensuring FTI Consulting’s capabilities are organized to take advantage of key industry trends
FTI Consulting’s industry strategy enables the Company to pursue additional non-
event driven consulting services that will enhance overall revenues and lessen the cyclicality of FTI Consulting’s portfolio of products
FTI Consulting is focused on enhancing our capabilities in attractive industries including Healthcare, Banking & Financial Services, Insurance and Energy &
Utilities
Aligning our business by industry enables FTI Consulting to maximize resources across segments, as well as go-to-market more effectively and gain share
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Aerospace & Defense
Agriculture
Automotive
Banking & Financial Services
Construction
Energy & Utilities
Environmental
Government & Public Contracts
Healthcare
Hospitality
Information Technology
Insurance
Media & Entertainment
Mining
Petroleum & Chemicals
Pharmaceuticals & Life Sciences
Real Estate
Retail
Telecommunications
Transportation
FTI Consulting Industry Expertise

As the challenges and opportunities our clients face are becoming increasingly complex,
FTI Consulting’s ability to provide seamless strategic services across multiple geographies, industries and professional disciplines drive demand for our services
The FTI Consulting Matrix
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FTI Consulting’s matrix organizational structure appropriately emphasizes the segment, geography and industry drivers of our businesses, allowing for improved understanding and response to our client’s needs and increased leverage of resources, knowledge and solutions in our rapidly growing markets
Three strategies that drive our
business:
Segment: Continue to build out
diverse platform of services and
solutions
Geography: Replicate North
American business model across
existing global platform
Industry: Develop integrated
industry focused solutions
Segment
Industry
Geography

Demand for FTI Consulting’s services and expertise is driven by the aggressive regulatory and enforcement environment
Current Demand Drivers
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Continued demand for bankruptcy and restructuring engagements in the U.S. and
Latin America drives growth in Corporate Finance/Restructuring in 2012 with an expected demand uptick in Europe in 2013
Economic Consulting driven by continued strong demand for antitrust, M&A-
related activity and financial economics engagements
The recent increase in whistleblowing complaints and stable demand for FCPA and financial investigations drives demand in Forensic and Litigation Consulting
Larger and more complex E-discovery engagements are trending towards providers with scale, robust software and global consultants with deep investigative and litigative knowledge, driving demand for our Technology business
Strategic Communications remains well-positioned to take advantage of macroeconomic conditions as they improve

Case Study: M&A Lifecycle and FTI Consulting’s
Integrated Service Offering
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Employee Outreach and Engagement
M&A Digital/Social Media Strategies
Media Relations
Investor Relations
First Look Services
Antitrust & Competition Economics
Merger Integration Services
Post-Acquisition Disputes
Purchase Price Dispute Services
Post-Merger Communication Implementation
Change Management Communications
Corporate Finance/Restructuring
Forensic Litigation and Consulting
Economic Consulting
Technology
Strategic Communications
Valuation Services
Buyer Services
Seller Services
Lender Services
M&A Fraud Services
Intellectual Property Valuation &
Protection
Transactional Due Diligence
System Audits/IT Due Diligence
E-discovery
Tax Services
Second Requests
M&A Communications
Proxy Communications
Pre-Deal
Preparation
and
Evaluation
Due
Diligence
M&A
Lifecycle
Post-Close
Execution
Pre-Close
Planning
Post-Close
Planning

FTI Consulting’s unique integrated approach to protect and enhance enterprise value requires exceptional talent
Our People
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FTI Consulting is a global company with global leaders
and advisors
3,800 employees in 92 offices and 24 countries around the world
Our collective expertise spans countless sectors,
scenarios and functions and fuels our ability to anticipate
even the most complex challenges, sensitivities and
outcomes
5 diverse and global business segments serving 20 industries
We hire the best and continue to invest in their on-going
development
The FTI Consulting Matrix defines established leadership in North
America, EMEA, Asia Pacific and Latin America
Diverse Board of Directors offering global insights, extensive industry experience and tenured leadership
364 Senior Managing Directors, 471  Managing Directors
and access to three Nobel Laureates
FTI employees are supported throughout their career development through our educational and thought leadership initiatives: New
Hire Orientation, New Director School, FTI University and
Leadership Forums
Employees
Source &
Acquire
Attract &
Retain
Service &
Support
Grow &
Develop
Measure &
Assess
Reward &
Engage

Portfolio investments, coupled with continued cash generation and operational discipline, demonstrated in financial results
FTI Consulting’s Financial Position Is Strong
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Track record of industry-leading growth in revenue and profitability
Significant cash flow generation
Consistent and strong cash flow from operations - $173.8 million in 2011 and
$195.1 million in 2010
$166.0 million in cash and cash equivalents on the balance sheet as of June 30, 2012
Leverage as of June 30, 2012 - approximately 3:1
Balanced capital deployment aimed at productive and value enhancing initiatives for shareholders
Acquisition strategy  focused  on building  attractive, sustainable businesses
Investing in brand and visibility to reinforce and enhance FTI Consulting's leadership
$250 million share buyback program authorized in June 2012

FTI Consulting Summary
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Balanced set of services to meet its client’s needs at all points throughout the economic cycle
Expertise and scale advantage
Largest provider of consulting services in bankruptcies, disputes, investigations, crises and issues involving compliance and political risk
Geographic footprint is a competitive advantage in serving clients, giving
Capital deployment focused on value-enhancing initiatives
Healthy balance sheet and consistent cash flows
FTI Consulting is a global business advisory firm dedicated to helping organizations protect and enhance their enterprise value in an increasingly complex legal, regulatory and economic environment
FTI Consulting access to key markets around the globe as capital migrates

Six Months Ended June 30, 2012
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($ in thousands, except per share data)
(1) We define adjusted earnings per diluted share as earnings per diluted share, excluding the net impact of special charges and loss on early extinguishment of debt that were incurred in that period.
Revenues
Operating expenses
Direct cost of revenues
Selling, general & administrative expense
Special charges
Operating income
Other income (expense)
Interest expense
Income before income tax provision
Income tax provision
Net income
Earnings per common share - diluted
Adjusted earnings per common share - diluted
(1)
Interest income & other
Acquisition-related contingent consideration
Amortization of other intangible assets
Weighted average common shares outstanding - diluted
$67,779 $77,821
Six Months Ended June 30,
2012 2011
$791,471 $762,253
$195,049 $182,745
$26,782 $15,212
($2,984) $1,595
Unaudited
$2,919 $4,923
($30,399) ($29,810)
$40,299 $52,934
$14,121 $18,351
$26,178 $34,583
$0.61 $0.78
42,672 44,420
$1.02 $0.99
$723,692 $684,432
$11,007 $10,952
$493,838 $473,928

1H12 Results: Segment Performance
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($ in thousands, except headcount data)
$791,471
$225,814 $55,974
$177,138 $29,705
$199,507
$36,915
$97,357 $26,064
$91,655 $9,499
Six Months Ended June 30, 2012
Corporate Finance/Restructuring
Forensic & Litigation Consulting
Economic Consulting
Technology
Adjusted EBITDA (1)
Strategic Communications
Corporate
2,903
24.8% 718
16.8% 808
18.5% 467
26.8% 311
10.4% 599
20.0%
15.2% $120,576
$158,157
($37,581)
Revenues Adjusted EBITDA
(1)
Margin Headcount
$762,253
$209,150 $31,677
$176,281 $33,924
$168,739 $31,985
$108,165 $38,743
$99,918 $11,839
Six Months Ended June 30, 2011
Corporate Finance/Restructuring
Forensic & Litigation Consulting
Economic Consulting
Technology
Adjusted EBITDA (1)
Strategic Communications
Revenue-
Generating
Corporate
2,825
15.1% 730
19.2% 863
19.0%
409
261
11.8% 562
19.4%
15.5% $118,074
$148,168
($30,094)
Revenues Adjusted EBITDA (1) Margin Headcount
(1) We define Adjusted EBITDA as net income
before income tax provision, other income
(expense), depreciation, amortization of intangible
assets and special charges. Amounts presented in
the Adjusted EBITDA column for each segment
reflect the segments' respective Adjusted
Segment EBITDA. We define Adjusted Segment
EBITDA as the segments' share of consolidated
operating income before depreciation,
amortization of intangible assets and special
charges. Although Adjusted EBITDA and Adjusted
Segment EBITDA are not measures of financial
condition or performance determined in
accordance with generally accepted accounting
principles ("GAAP"), we believe that these
measures can be a useful operating performance
measure for evaluating our results of operations
as compared from period to period and as
compared to our competitors. We use Adjusted
EBITDA and Adjusted Segment EBITDA to
evaluate and compare the operating performance
of our segments.
Revenue-
Generating
35.8%

Appendix

Reconciliation of non-GAAP Financial Measures
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($ in thousands, except per share data)
$43,498 $43,868
Add back: Special charges, net of tax effect (1)
$1.02 $0.99
Weighted average common shares outstanding - diluted
$26,178 $34,583
$0.41 $0.21
Adjusted earnings per common share (2)
Net income
Add back: Special charges, net of tax effect (1)
Adjusted Net income
Earnings per common share - diluted
42,672 44,420
$0.61 $0.78
$17,320 $9,285
2012 2011
Six Months Ended June 30,
(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). The tax expense for the six months ended June 30, 2012 was $9,462 or $0.22 per share.
The tax expense for the six months ended June 30, 2011 was $5,927 or $0.13 per share.
(2) We define Adjusted Net Income and Adjusted EPS as net income and earnings per diluted share, respectively, excluding the net impact of any special charges and any loss on early extinguishment of debt that were incurred in that period.

Reconciliation of Operating Income and Net Income
to Adjusted EBITDA
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($ in thousands)
Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).
Corporate
Finance /
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting Technology
Strategic
Communications Corp HQ Total
Six Months Ended June 30, 2012
Net income 26,178 $
Interest income and other (2,919)
Interest expense 30,399
Income tax provision 14,121
Operating income 40,230 $         19,532 $       33,871 $       12,958 $       1,287 $                 (40,099) $      67,779
Depreciation and amortization 1,723 1,923 1,429 6,164 1,369 2,400 15,008
Amortization of other intangible assets 2,905 997 797 3,976 2,332 - 11,007
Special charges 11,116 7,253 818 2,966 4,511 118 26,782
Adjusted EBITDA
(1)
55,974 29,705 36,915 26,064 9,499 (37,581) 120,576
Six Months Ended June 30, 2011
Net income 34,583 $
Interest income and other (4,923)
Interest expense 29,810
Income tax provision 18,351
Operating income 17,629 $         30,186 $       28,096 $       29,364 $       7,955 $                 (35,409) $      77,821
Depreciation and amortization 1,770 1,712 1,203 5,425 1,504 2,475 14,089
Amortization of other intangible assets 2,838 1,187 593 3,954 2,380 - 10,952
Special charges 9,440 839 2,093 - - 2,840 15,212
Adjusted EBITDA
(1)
31,677 33,924 31,985 38,743 11,839 (30,094) 118,074
(1) We define Adjusted EBITDA as net income before income tax provision, other income (expense), depreciation, amortization of intangible assets and special charges.  Amounts presented in the Adjusted EBITDA column for each segment reflect the segments' respective Adjusted Segment EBITDA.  We define Adjusted Segment EBITDA as the segments' share of consolidated operating income before depreciation, amortization of intangible assets and special charges.  Although Adjusted
EBITDA and Adjusted Segment EBITDA are not measures of financial condition or performance determined in accordance with generally accepted accounting principles ("GAAP"), we believe that these measures can be a useful operating performance measure for evaluating our results of operations as compared from period to period and as compared to our competitors.  We use Adjusted EBITDA and Adjusted Segment EBITDA to evaluate and compare the operating performance of our segments.